================================================================================

EXHIBIT 32.1

                              PACKETPORT.COM, INC.

     Certification of Principal Executive Officer Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Ronald A. Durando, Chairman, Chief Executive Officer, and President "principal executive officer") of PacketPort.com, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period ended October 31, 2007 of the Registrant (the "Report"):

       (1)  The  Report  fully  complies  with  the   requirements   of  Section
13(a)[15(d)] of the Securities Exchange Act of 1934, as amended; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: December 13, 2007                   /s/ RONALD A. DURANDO
                                          --------------------------------------
                                          Ronald A. Durando
                                          Chairman, Chief
                                          Officer, and President























--------------------------------------------------------------------------------